                                                                     EXHIBIT D.1

                                     [LOGO]
                                      MCG
                                    CAPITAL
                                  -----------
                                  CORPORATION
                                  -----------

INCORPORATED UNDER THE LAWS OF                               SEE REVERSE FOR
     THE STATE OF DELAWARE                                 CERTAIN DEFINITIONS
                                                            CUSIP 58047P 10 7

     This Certifies that









is the owner of


            fully paid and non-assessable shares of the Common Stock
                        of the par value of $.01 each of
=========================== MCG CAPITAL CORPORATION ============================
 transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
      AMERICAN STOCK TRANSFER & TRUST COMPANY
                   (NEW YORK, N.Y.)

BY                        TRANSFER AGENT AND REGISTRAR

                                                            AUTHORIZED SIGNATURE

/s/ Samuel G. Rubenstein                                 /s/ Bryan J. Mitchell

         CORPORATE SECRETARY                             CHIEF EXECUTIVE OFFICER

                            MCG CAPITAL CORPORATION
                            -----------------------
                                   CORPORATE
                                      ----
                                      SEAL
                                      1998
                            -----------------------
                                    DELAWARE

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     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common               UNIF GIFT MIN ACT-         Custodian
     TEN ENT - as tenants by the entireties                         -----------------------------
     JT ENT  - as joint tenants with right of                         (Cust)            (Minor)
               survivorship and not as tenants                      under Uniform Gifts to Minors
               in common                                            Act
                                                                       --------------------------
                                                                              (State)

     Additional abbreviations may also be used though not in the above list.




        For Value Received, ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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|                                     |
|                                     |
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

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                                                                          Shares
-------------------------------------------------------------------------
represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Date
     ---------------------------------


                        --------------------------------------------------------
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:



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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.
RULE 17 Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.